UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

PureCycle Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40234	86-2293091
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 North Orange Avenue, Suite 106
Orlando, Florida		32801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 877 648-3565

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PCT	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of common stock, $0.001 par value per share, at an exercise price of $11.50 per share	PCTTW	The Nasdaq Stock Market LLC
Units, each consisting of one share of common stock, $0.001 par value per share, and three quarters of one warrant	PCTTU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

PureCycle Technologies, Inc.’s (“Company”) held its Annual Meeting of Shareholders on Thursday, May 7, 2026, during which the following matters were submitted to a vote of the shareholders, with voting results listed below. The proposals related to each matter are described in detail in the Company’s definitive proxy statement for the annual meeting, which was filed with the Securities and Exchange Commission on March 27, 2026.

Proposal 1 – Elect nine (9) Company directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified.

Name of Nominee	Votes For	Votes Against	Abstain	Broker Non Vote
Steven Bouck	87,560,715	614,288	79,411	40,253,395
Tanya Burnell	77,585,103	10,602,682	66,629	40,253,395
Daniel Coombs	87,729,665	454,876	69,873	40,253,395
Daniel Gibson	87,838,979	367,033	48,402	40,253,395
Allen Jacoby	86,448,055	1,715,334	91,025	40,253,395
Siri Jirapongphan	87,889,830	271,265	93,319	40,253,395
Valerie Mars	87,929,314	254,564	70,536	40,253,395
Fernando Musa	77,113,855	11,052,132	88,427	40,253,395
Dustin Olson	77,560,088	10,642,056	52,270	40,253,395

Proposal 2 – Ratify the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstain	Broker Non Vote
127,904,943	406,709	196,157	0

Proposal 3 – Approve, on an advisory basis, the Company’s named executive officer compensation.

Votes For	Votes Against	Abstain	Broker Non Vote
75,421,353	12,538,570	294,491	40,253,395

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit Number	Description of Exhibit
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PureCycle Technologies, Inc.

Date:	May 11, 2026	By:	/s/ Brad Kalter
Brad Kalter, General Counsel & Corporate Secretary